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                                                                     Exhibit (a)

                            ARTICLES OF ORGANIZATION

                (Under Section 1705.04 of the Ohio Revised Code)
                            Limited Liability Company



     The undersigned, desiring to form a limited liability company, under Chapter 1705 of the Ohio Revised Code, do hereby state the following:

FIRST: The name of said limited liability company shall be
       Dow Target Variable Fund LLC.
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SECOND:This limited liability company shall exist for a period of  Perpetual.
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THIRD: The address to which interested persons may direct requests for copies of any operating agreements and any by laws of this limited liability company is:

                             One Financial Way
                             Montgomery, Ohio 45242

                             Attention:  Ronald L. Benedict

[  ]     Please check this box if additional provisions are attached hereto

         Provisions attached hereto are incorporated herein and made a part of these articles of organization.

FOURTH: PURPOSE (OPTIONAL) To operate and carry on the business of an investment company registered under the Investment Company Act of 1940, as amended, and to exercise all the powers necessary and appropriate to the conduct of that business.

IN WITNESS WHEREOF, we have hereunto subscribed our names, this 18th day of September, 1998.


Signed:  The Ohio National Life Insurance Company

         By:  /s/ JOHN J. PALMER
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              John J. Palmer, Senior Vice President


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                          ORIGINAL APPOINTMENT OF AGENT
                         (for limited liability company)



     The undersigned, being at least a majority of the members of Dow Target Variable Fund LLC, hereby appoint Ronald L. Benedict to be the agent upon whom any process, notice or demand required or permitted by statute to be served upon the limited liability company may be served. The complete address of the agent is:

                                    One Financial Way
                                    Montgomery, Ohio  45242


The Ohio National Life Insurance Company

By:  /s/ JOHN J. PALMER
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     John J. Palmer


                            ACCEPTANCE OF APPOINTMENT



The undersigned, named herein as the statutory agent for Dow Target Variable Fund LLC, hereby acknowledges and accepts the appointment of agent for said limited liability company.



                                                     /s/ RONALD L. BENEDICT
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                                                     Agent's Signature